SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                          event reported) September 24,
                            2003 (September 23, 2003)

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)



                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)


              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (215) 988-0080

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.



         On September 23, 2003 Hemispherx Biopharma, Inc. asked for service of, and moved for expedited proceedings on, a Complaint filed in the court of chancery of the state of Delaware in and for New Castle county against Interferon Sciences, Inc.

     The Complaint seeks specific performance, and declaratory and injunctive relief related to two agreements entered into in March 2003 between Hemispherx Biopharma, Inc, and Interferon Sciences, Inc. Pursuant to these agreements, Hemispherx Biopharma, Inc. is to acquire certain assets of Interferon Sciences, Inc.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HEMISPHERX BIOPHARMA, INC.


September 23, 2003                     By: /s/ Willaim A. Carter
                                          ---------------------------------
                                          William A. Carter, M.D., President